                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[262,710,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                             TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-11HE

                            [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                MASTER SERVICER

                        SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                              JPMORGAN CHASE BANK
                 SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                 JUNE 17, 2004

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                               Wtd Avg         Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV   Current Balance  Current Balance   GWAC    % MI    FICO      DTI      LTV    % SFD  % PUD  % Owner Occ
--------  ---------  -----  ---------------  ---------------  -------  -----  -------  -------  -------  -----  -----  -----------
500          524     > 65%  $   207,480.70        2.81        8.28856   0.00    514     42.46    78.45   88.11  11.89     100.00
525          549     > 65%  $   186,072.09        3.57        8.16393   0.00    536     38.47    78.91   95.90   2.75      99.18
550          574     > 65%  $   194,332.45        5.02        7.47562   0.00    563     36.94    83.49   82.95   6.26      99.68
575          599     > 70%  $   184,892.00        4.60        7.11216   0.65    588     39.70    84.52   90.15   0.00      97.46
600          624     > 70%  $   198,980.14       10.71        7.02983   9.27    615     38.27    83.56   88.57   3.07      94.13
625          649     > 70%  $   194,362.09       11.51        7.01675   6.98    637     39.75    83.18   87.33   3.16      88.29
650          674     > 80%  $   179,646.70        3.56        7.09429   9.96    664     39.06    90.92   69.93   4.78      70.75
675          699     > 80%  $   210,243.17        2.32        7.40205  39.04    687     38.48    91.88   62.81  10.45      67.28
700          724     > 80%  $   181,811.96        1.49        7.06548  35.53    712     39.76    91.71   64.09   1.70      62.88
725          749     > 85%  $   188,431.42        1.78        7.61127  41.13    737     35.19    93.27   53.16  15.38      37.92
750          774     > 85%  $   292,479.37        0.83        7.34824  72.18    761     33.33    92.32   68.25   0.00      72.79
775          799     > 85%  $   129,137.51        0.12        8.38425   0.00    789     36.19    95.00   47.31   0.00       0.00
800 max              > 85%

FICO Low  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
--------  ----------  ---------  ------------  ----------
500         40.11       20.16       38.18        19.57
525         67.12        5.16       26.47         3.52
550         47.44        6.43       34.42        19.61
575         68.67        9.86       16.86        28.62
600         48.86       14.18       29.47        31.22
625         23.76       14.83       53.40        26.23
650         37.86       28.17       27.08        18.34
675         14.82       30.54       37.41        15.03
700         27.12       14.33       35.61        25.03
725         24.02       18.61       33.21         2.76
750          7.25       18.04        2.52        18.04
775         17.89       52.69       29.43         0.00
800 max

                                 Wtd Avg        Percent of    Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
LTV Low   LTV High    DTI   Current Balance  Current Balance   GWAC    % MI    FICO      DTI      LTV     % SFD  % PUD  % Owner Occ
-------   --------   -----  ---------------  ---------------  -------  ----   -------  -------  -------   -----  -----  -----------
 60%         64%     > 50%  $   190,600.00        0.30        6.61234  0.00     603     51.70    61.52    55.93  0.00      100.00
 65%         69%     > 50%  $   326,083.33        0.62        7.68953  0.00     655     55.53    68.77    77.26  0.00       97.70
 70%         74%     > 50%  $   185,903.34        0.70        7.85620  0.00     608     52.70    71.19    70.98  0.00       93.28
 75%         79%     > 50%  $   287,171.70        0.72        6.19214  0.00     701     52.08    77.12    90.12  0.00       90.70
 80%         84%     > 50%  $   258,622.40        2.36        6.80381  2.42     655     52.43    80.24    78.93  8.88       96.59
 85%         89%     > 50%  $   143,500.00        0.23        6.57070  0.00     585     53.24    88.44   100.00  0.00      100.00
 90%         94%     > 50%  $   321,750.00        0.41        7.05420  0.00     548     52.81    90.00   100.00  0.00      100.00
 95%         99%     > 50%
100% max             > 50%

LTV Low     % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------     ----------  ---------  ------------  ----------
 60%           10.18       0.00       89.82        10.18
 65%           59.75      24.76       15.49        20.44
 70%           39.08      13.65       47.27        19.72
 75%           37.46       0.00       62.54        68.79
 80%           58.62      23.09       18.29        20.15
 85%          100.00       0.00        0.00        70.38
 90%           75.52       0.00       24.48       100.00
 95%
100% max

                               Wtd Avg         Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
DTI Low   DTI High    FICO  Current Balance  Current Balance   GWAC    % MI    FICO      DTI      LTV    % SFD   % PUD  % Owner Occ
-------   --------   -----  ---------------  ---------------  -------  -----  -------  -------  -------  -----   -----  -----------
20%          24%     < 525  $   124,200.00        0.23        8.14690  0.00     514     23.04    83.31   100.00   0.00     100.00
25%          29%     < 550  $   158,578.75        0.40        7.44443  0.00     536     29.28    73.81    89.15  10.85     100.00
30%          34%     < 575  $   227,519.35        2.22        8.01410  0.00     551     32.18    80.07    84.68   3.37      99.43
35%          39%     < 600  $   174,369.12        2.80        7.71991  0.00     558     37.62    78.95    90.26   7.18     100.00
40%          44%     < 625  $   216,997.68        7.86        7.23773  3.86     585     42.54    78.71    86.04   4.39      95.27
45%          49%     < 650  $   204,234.31       10.48        7.25671  1.12     592     47.46    80.16    86.96   6.35      94.81
50%          54%     < 675  $   225,035.87        4.32        7.01107  1.32     605     51.74    77.42    83.78   0.78      98.81
55% max              < 700  $   297,353.33        0.56        8.19270  0.00     632     56.79    75.52    97.48   0.00      97.48

DTI Low   % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------   ----------  ---------  ------------  ----------
20%          83.70       0.00        16.30        0.00
25%          82.77       0.00        17.23        0.00
30%          48.83       3.19        43.02       10.11
35%          56.30      13.86        23.62       11.17
40%          43.70      14.15        38.45       30.84
45%          46.04      14.01        39.95       18.84
50%          60.38       6.77        28.11       42.01
55% max      54.31      35.42        10.27       10.27

LIMITED AND STATED DOC

                         Wtd Avg        Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance   GWAC     % MI    FICO     DTI      LTV    % SFD  % PUD  % Owner Occ
--------  ---------  ---------------  ---------------  -------  -----  -------  -------  -------  -----  -----  -----------
500          524     $    259,543.75       1.96        8.17246   0.00    513     43.83    75.34   86.19  13.81     100.00
525          549     $    214,866.55       1.42        8.02844   0.00    533     40.68    73.36   96.95   3.05      99.11
550          574     $    234,445.61       2.44        7.68618   0.00    564     38.16    80.33   74.43   5.70      92.67
575          599     $    208,286.83       1.90        7.28928   0.00    590     38.54    76.46   90.73   0.00     100.00
600          624     $    195,160.60       6.21        7.25554  12.20    617     38.06    79.87   89.31   1.50      90.28
625          649     $    196,800.52       9.05        7.04211   7.05    637     39.50    80.21   87.63   3.17      89.70
650          674     $    202,019.01       7.76        7.12595   3.25    662     35.35    80.51   69.85   5.26      79.04
675          699     $    230,204.52       7.97        6.88496   9.73    686     37.32    78.99   70.32  11.63      76.08
700          724     $    239,241.43       6.48        6.73654   4.37    713     35.34    76.12   62.34  14.25      68.62
725          749     $    221,747.14       4.26        6.99241   9.63    736     35.96    81.14   66.06   5.27      44.58
750          774     $    218,141.83       1.51        6.73172   0.00    761     38.52    74.80   69.37   5.73      40.18
775          799     $    194,342.83       0.55        7.11522   0.00    785     36.08    82.28   73.92   0.00      59.48
800 max              $    346,500.00       0.11        7.00000   0.00    801     54.22    70.00    0.00   0.00     100.00


FICO Low    % Full Doc  % Ltd Doc  % Stated Doc   % Int Only  % CA     % NY   % FL
--------    ----------  ---------  ------------  -----------  -----   ------  -----
500            0.00       31.22        68.78         20.48    77.87     0.00   7.89
525            0.00       24.73        75.27          0.00    48.73     0.00  18.30
550            0.00       17.34        82.66         15.57    74.60     0.00   6.16
575            0.00       35.22        64.78         25.44    46.65     4.97  13.39
600            0.00       35.29        64.71         29.16    35.75     5.32  11.91
625            0.00       22.84        77.16         23.20    41.36     3.74  27.71
650            0.00       50.61        49.39         16.32    41.97     3.03  13.98
675            0.00       43.71        56.29         23.00    44.18     6.77   9.38
700            0.00       36.87        63.13         31.97    46.36     4.28  13.80
725            0.00       49.86        50.14         19.75    38.95     3.69   9.85
750            0.00       58.91        41.09         40.54    41.26    10.42   4.33
775            0.00       19.21        80.79          6.68    21.09     0.00   0.00
800 max        0.00        0.00       100.00          0.00     0.00   100.00   0.00

IO LOANS

                         Wtd Avg        Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance   GWAC    % MI    FICO      DTI      LTV     % SFD   % PUD  % Owner Occ
--------  ---------  ---------------  ---------------  -------  -----  -------  -------  -------  -------  -----  -----------
500          524     $    232,012.50       0.58        8.56987   0.00    511     47.47    81.75   100.00    0.00     100.00
525          549     $    248,500.00       0.16        6.31501   0.00    539     47.47    84.16   100.00    0.00     100.00
550          574     $    280,197.00       1.06        7.35945   0.00    563     45.25    85.18    91.84    0.00     100.00
575          599     $    260,110.59       1.39        6.74605   0.00    589     40.82    85.35    90.05    0.00     100.00
600          624     $    300,598.10       3.79        6.81403   8.78    615     40.60    81.83    86.58    4.00     100.00
625          649     $    233,229.79       3.45        6.46762   4.40    636     41.81    78.38    88.23    2.51      98.48
650          674     $    239,654.05       2.94        6.12970   1.94    662     41.11    79.13    76.94    7.27      94.51
675          699     $    289,906.29       3.20        6.22674   9.16    685     40.85    80.56    70.01   16.15      81.95
700          724     $    262,320.31       2.97        6.32087   2.55    715     37.31    80.57    79.03    7.67      74.50
725          749     $    238,570.22       1.35        6.28324   0.00    735     39.10    78.77    67.34    7.16      81.43
750          774     $    305,012.50       1.15        6.10501  16.46    757     41.18    81.57    43.68   20.98      43.71
775          799     $    425,600.00       0.27        7.07711   0.00    791     21.45    80.00   100.00    0.00     100.00
800 max


FICO Low     % Full Doc  % Ltd Doc  % Stated Doc   % Int Only   % CA   % NY   % FL
--------     ----------  ---------  ------------   ----------  ------  -----  -----
500             31.28       0.00        68.72        100.00    100.00   0.00   0.00
525            100.00       0.00         0.00        100.00     80.48   0.00  19.52
550             64.18       0.00        35.82        100.00     78.89   0.00   0.00
575             65.25      10.78        23.97        100.00     71.83   0.00  23.78
600             50.77       4.70        43.09        100.00     68.03   2.06   7.33
625             32.29      10.00        50.83        100.00     68.72   0.00   3.89
650             50.81      10.43        32.61        100.00     58.60   3.08   6.49
675             35.55      15.90        41.51        100.00     67.31   0.00   7.69
700             18.95      20.42        49.23        100.00     59.38   0.00   3.64
725             33.67      19.69        42.51        100.00     47.47   0.00  26.31
750             30.38      35.74        17.42        100.00     56.72  13.77   0.00
775             86.28       0.00        13.72        100.00    100.00   0.00   0.00
800 max